Exhibit 99.1

Exhibit 99.1

MANITEX INTERNATIONAL, INC.

(N ASD AQ: M N TX )

Corporate Presentation May 2017

FORWARD-LOOKING STATEMENT & NON-GAAP MEASURES



Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company's expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management's goals and objectives and other similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terminology such as "anticipate," "estimate," "plan," "project," "continuing," "ongoing," "expect," "we believe," "we intend," "may," "will," "should," "could," and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation. Manitex believes that this information is useful to understanding its operating results without the impact of special items. See Manitex's Q1 2017 earnings release on the Investor Relations section of our website www.manitexinternational.com for a description and/or reconciliation of these measures.

NASDAQ : MNTX
2

PRODUCT OVERVIEW









Manitex International Inc.

- Global provider of highly specialized straight- mast and knuckle booms cranes
- Miscellaneous specialized industrial equipment
- ASV compact track-loaders and skid-steers
- Equipment distribution segment

Niches Served

- Construction-residential and non-residential
- Power line construction
- Railroads
- Energy exploration and field development
- Warehouses and distribution

Company Origin

- Launched as a private company in 2003 as divested from Manitowoc
- Publicly traded since 2006 NASDAQ: MNTX
- Industry consolidator: consistently adding branded product lines through M&A since 2006

NASDAQ : MNTX
3

CO MPA NY TI M E L I N E

MARCH 2002    Manitowoc (NYSE:MTW )acquires

Grove

JANUARY 2003 Manitowoc divests Manitex

Her    my thoughts:

JULY    Manitex merges into Veri-Tek,

2006    Intl. (VCC)

Sidoti is topNOVEMBER10 amongVeri-Teka limitedAcquires LiftKingnumber

in 2007    onalJULYsponsorship.VCC acquires NobleThereforkliftwill be November and all others that we’ve MAY    Name changed to Manitex bo    byInternationaltheir teamand withlisted onqualifiedNasdaq

an 2008    ice(MNTX) providers that will pop up OCTOBER Crane & Machinery and

Schaeff Forklift acquired DECEMBER Acquires Load King Trailers 2009    JULY Acquires Badger Equipment Co. 2010    JULY CVS Operating Agreement 2011    JULY Closes Acquisition of CVS AUGUST Acquires Sabre Manufacturing LLC

2013    NOVEMBER Acquires Valla SpA of Piacenza, Italy     options for companies that have limited or no

2014    DECEMBER Closes agreement with Terex for 51% , butof ASVlike Craig Hallum’s conference in anJANUARY expect onlyCloses aon few PM Group 1/1s SpA to be 2015    , DECEMBERand thereAnnounceswill besalenumerousof Load Kingbankerstrailers OCTOBER    Announces sale of LiftKing 2016     DECEMBER Announces sale of CVS Ferrari Announces Refinancing of ASV JANUARY    Announces Exploring Strategic 2017     Alternatives for ASV NASDAQ : MNTX 4

Update-March 2017
Emerging from multi-year industrial downturn



First Quarter 2017 Highlights:

- Finished quarter with book to bill of over 1.3, highest level in three years ($90M orders taken)
- Achieved gross margin of 21 percent, highest in three years
- Announced 60 percent growth in the backlog over 12/31/16
- First quarter since 2007 IPO with no materials handling businesses in the portfolio; peak revenue for remaining businesses is over $350 million; normalized EBITDA > 10% for crane businesses (run rate stated to be roughly $200 million, ex-ASV)
- Strategic alternatives are being considered for ASV joint venture with Terex
- Production is expected to steadily increase along with revenues, margins, and EBITDA throughout the year and into next

NASDAQ : MNTX

5

Sales increases, Debt reductions and Margin Expansion in 2016-17



Sales:
Crane backlog growth should add gradually to sales throughout 2017
Peak sales level for remaining businesses was > $350M; we are now at a run rate of just over $200M

Margin Profile Improves heading to 2017:

Approximate sales reduction from non-crane divestitures	$90M
EBITDA reduction from non-crane divestitures	$4M

Debt Reduction in 2015-2017:

Total peak net debt - at 2015	$225M	
Net approximate debt - at 3/31/17		$140M
Total debt reduction 2016		$90M
From business divestitures	$40M	
From ops-Adj. EBITDA + Working Cap	$50M	

NASDAQ : MNTX
6

DE B T A N D L I Q U I D I TY

Change v

As of March 31, 2017    PM ASVManitexTotalQ4 2016

($Millions)*

Working capital facilities    21.9 14.021.357.22.3

Bank Term debt    28.2 29.5-57.70.4

Capital leases     6.26.2(.01)

Convertible notes     21.421.40.0

Other acquisition notes     1.91.90.3

TOTALS:    $50.1 $43.5$50.8$144.4$2.9 Debt Issuance Costs:     (1.5)(0.3)

Balance Sheet Total Debt     $142.9$2.6

Note: Non-recourse to Manitex    $50.1 $43.5$0$93.6$1.4 Int’l Inc.     Cash on Hand     $3.7$(2.8)

Net Debt     $139.2$5.4 NASDAQ : MNTX                7

CORPORATE AND FINANCIAL OBJECTIVES
2015-2018



Cost reductions through sourcing and operating efficiency initiatives

- *$5 million in expense reductions implemented in 2015 (target was $4 million);*
- *$11 million in expense reductions implemented in 2016;*
- *3-year target of $15 million in expense reductions reached, with more to come in 2017*

Resource allocation to expand sales, improve margins, enhance ROI profile

- *Expand PM Crane distribution in N. America*
- *Re-activate ASV dealer network in N. America (130 locations at 12/31/2016 vs. Zero at time of transaction)*
- *Cross-sell Manitex cranes internationally*
- *Divested lower-margin product groups that have higher strategic value elsewhere*

10% EBITDA margin goal with economic recovery and execution

NASDAQ : MNTX
8

C OM PETI TI V E P O S I TI O N I N G

Core Competency

Strong brand history

Acknowledged product development record

International dealers enable us to follow demand Focused on specialized equipment and niche end-m

Products

Niche markets Broad end-user base

Highly customized/specialized; will configure-to-order

Parts and service an important part of business model

Superior ROI Lower capital commitment for a boom truck vs. competitors’

custom cranes of similar lifting capacity Usually less or no special permitting vs. competitors’ custom cranes of similar lifting capacity NASDAQ : MNTX

LIFTING EQUIPMENT MARKET OVERVIEW – STRAIGHT MAST



We are focused on the most attractive, highest margin part of the market



Boom Truck Crane Tonnage Distribution Market vs Manitex
Market Overview
7%
34%
20%
16%
23%
< 17
17 > 22.9
23 > 29.9
30 > 35.9
36 >
Manitex Market Position
16%
18%
26%
40%

- *Principal products: boom truck cranes that vary in height & tonnage capacity*
- *Smaller tonnage cranes (<30 tons) more focused on general/light construction markets; larger cranes (30+ tons) focus on power line construction/maintenance, heavy construction and energy*
- *Boom truck cranes typically less expensive than rough terrain and all terrain cranes*

- *Broader market: ~50/50 split between lower capacity and higher capacity crane shipments*
- *Focus on being a niche player allows specialization tailored towards customers' needs*
- *Production distribution skewed toward larger tonnage machines*
- *First to launch 50-ton crane (May 2007)*
- *Launching ongoing enhancements to heavy tonnage product line (TC-300, 400, 450 & 500)*

Manitex Peak level sales of $134M in 2013

NASDAQ : MNTX
10

THE KNUCKLE BOOM MARKET
$2.3 Billion Globally (Management Estimates)



Knuckleboom Market Worldwide Sales (US$, millions)



$100
$1,40
0
$400
North
America
$200
Western Europe
Eastern Europe
North America
South America
Rest of World

PM Group TTM Revenues (US$, millions)



$2
$24
$13
North
America
$15
$20

North American Knuckleboom market is growing

- Large Market of $2.3 BN is roughly 2X the size of the straight-mast boom truck market (global)
- PM has a geographically diverse customer base
- Opportunity to increase PM Group's No. American market presence through Manitex's distribution network

Principal Industry Participants

PALFINGER HIAB FASSI PM GROUP

PM Peak level sales of $175 Million in 2008

NASDAQ : MNTX
11

REPLACEMENTS PARTS&SERVICE

Consistent recurring revenue stream throughout the cycle

Typically generates 10%-20% of net sales in a quarter/year (ASV is approx. 30%)

Typically carry 2x gross margin of core equipment business Spares relate to swing drives, rotating components, & booms among others, many of which are proprietary

Serve additional brands

Service team for crane equipment

Automated proprietary system implemented in principal operations

NASDAQ : MNTX 12

INVESTING IN THE CYCLE- MNTX NASDAQ : MNTX 13 $2.61 $5.37 $0.83 $0.40 $1.80 $3.35 $4.18 $7.94 $9.58 $5.12 $4.25 $5.80 $8.31 $6.05 $2.88 $3.89 $6.30 $10.46 $15.88 $17.54 $12.98 $7.68 $0 $20 2006 2007 2008 2009 2010 2011 2012

2013 2015 2016 Share Low Share High

Share price currently at 2007 levels despite significantly higher EV and EBITDA potential

Valuation – Equity Holders to Benefit as we move debt to equity

NASDAQ : MNTX

($, Millions)

ImpliedEquity25270145125 $ 7.53 25270100170 $ 10.24 30300100200 $ 12.05 3030080220 $ 13.25 3535080270 $ 16.27 3535060290 $ 17.47 4040060340 $ 20.48 Adjusted EBITDA (Theoretical)DebtImplied Share PriceEV

MANITEX INTERNATIONAL, INC.

FINANCIAL OVERVIEW

May 2017

*Results may contain adjustments, please see reconciliation to GAAP on Slide 19 and other Manitex source disclosure and SEC filings.

FINANCIAL SUMMARY

SNAPSHOT

Key Statistics

$000, except % as adjusted ****

2016*

2015*

2014** 2013*** 2012*** Revenues 288,959 319,681 $247,164 $245,072 $205,249 Gross Margin (%) 16.8% 18.4% 19.2% 19.0% 19.7% Adjusted EBITDA** $17,446 $22,534 $22,018 $21,483 $17,957 Adj. EBITDA Margin (%)** 6.0% 7.0% 8.9% 8.8% 8.7% Adjusted Net income** $(3,172) 533* $9,825* $10,178 $8,077 Backlog $38,089 $65,355 $98,158 $77,281 $130,352 *Restated for divestiture of Load King 12/2015, Liftking 9/2016, and CVS 12/2016 **Restated to reflect divestiture of Load King 12/2016 ***As Reported ****Includes Adjustment for certain other costs see SEC filings 8k, 10k for non-GAAP Reconciliation Stock Price (5/5/17) $7.77 /share Market Cap (5/5/17) $130.0 M Total Ent. Value (5/5/17) $ 268.2 M Ticker / Exchange MNTX/NasdaqCM Basic Shares (3/31/17) 16.6 M Diluted Shares (3/31/17) 16.6 M Total Debt (3/31/17) $ 142.9 M Capitalization NASDAQ : MNTX 16

SUMMARY BALANCE SHEET

Mar 31-17*

Dec 31-16*

31-Dec-15*

31-Dec-14**

Current Assets

149,135 $151,164 $199,749 $173,857 Fixed Assets 36,550 37,241 41,381 25,788 Other Long-Term Assets 128,716 129,580 160,293 117,511 Total Assets $314,401 $317,985 $401,423 $317,156 Current Liabilities $94,671 $96,705 $120,036 $87,961 Long-Term Liabilities 120,596 121,718 151,087 101,189 Total Liabilities 215,267 218,423 271,123 189,150 Shareholders’ Equity $99,134 $99,562 $130,300 128,006 Total Liabilities & Shareholders’ Equity $314,401 $317,985 $401,423 $317,156 NASDAQ : MNTX 17 *Restated to reflect divesture of CVS in Dec 2016, Liftking in September 2016 and Load King in December 2015 **Restated to reflect divestiture of Load King 12/2015

WORKING CAPITAL

Working capital increased slightly to reflect ramping up of production to meet orders Current ratio would be 2.1 at March 31, 2017 and 2.0 at December 31, 2016 adjusting for PM working capital facilities of $21.9 m 3/31/17 and $19.3 m at 12/31/16 that are transactional and therefore current, (compared to North American term lines of credit that are long term).

March 31, 2017

Dec 31,

2016

Working Capital $54.464 $54,459 Days sales outstanding (DSO) 67 66 Days payable outstanding (DPO) 78 80 Inventory turns 2.4 2.3 Current ratio 1.6 1.6 Operating working capital $92,261 $88,518 Operating working capital % of annualized LQS 34.0% 33.7% NASDAQ : MNTX 18

DEBT AND LIQUIDITY

Total Debt down $17.0 M in one year.

Net debt (debt less cash) at 3/31/17 of $139.2 million, compared to $133.8 million at 12/31/16, compared to $159.8 million at 3/31/16

.

Adjusted EBITDA for Q1-2017 of $ 5.1 million

March 31, 2017

Dec 31, 2016* March 31, 2016 Total Cash $3,702 $6,418 $1,414 Total Debt* 142,883 140,258 159,894 Total Equity 99,134 99,562 124,743 Net capitalization* $238,315 $233,402 $283,233 Net debt* / capitalization 58.4% 57.3% 56.0% Adjusted EBITDA (12 months) $17,093 $17,446 $20,620 NASDAQ : MNTX 19 *Restated to reflect divestiture of Load King 12/2015, Liftking 9/2016, and CVS 12/2016

*NON-GAAP RECONCILIATIONS- Net Income from Continuing Ops

NASDAQ : MNTX

Three Months Ended

March 31,

2017

March 31, 2016 Net (loss) attributable to shareholders $(3,411) $(980) Adjustment for normalized absorption levels, trade showand other expenses 3,897 826 Adjusted net income (loss) from continuing operations attributable to Manitex shareholders $486 $(154) Weighted average diluted shares outstanding 16,559,343 16,105,601 Diluted (loss) per share attributable to shareholders as reported $(0.21) $(0.06) Total EPS effect $0.24 $0.05 Adjusted diluted earnings (loss) per share attributable to shareholders $0.03 $(0.01)

*NON-GAAP RECONCILIATIONS- Adjusted EBITDA NASDAQ : MNTX 21 Three Months Ended March 31, 2017 March 31, 2016 Operating (loss) income $(1,503) $2,129 Adjustment for normalized absorption levels, trade showand other expenses 3,901 310 Adjusted operating income $2,388 $2,439 Depreciation & amortization 2,639 2,941 Adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) $5,027 $5,380 Adjusted EBITDA % to sales 7.4% 6.3%

OPERATING COMPANIES Products, End Market, Drivers Straight-mast boomtrucks and cranes Sign cranes Parts Power transmission Industrial projects Infrastructure development Strong end market demand for specialized, competitively differentiated products for oil, gas, and energy sectors Product development NASDAQ : MNTX 22 Knuckle boom cranes Truck-mounted Aerial Platforms Construction Infrastructure Utilities Growing acceptance of knucklebooms in North American markets Oil and gas exploration creating demand Product development Compact track loaders Skid-steer loaders Construction Infrastructure Improving fundamentals in general construction markets, residential and light commercial Precision pick & carry cranes Automotive Chemical / petrochemical Industrial projects Infrastructure development Aerospace Construction Strong end market demand for specialized, competitively differentiated products Environmental (electric) or hazardous (spark free) developments Product development

OPERATING COMPANIES Products, End Market, Drivers

Specialized equipment for liquid storage & containment

8,000-21,000 gallon capacities

Large client base in energy sector

Petrochemical

Waste management Oil & gas drilling Reputation for quality & innovation Serves a market of over $1B annually NASDAQ : MNTX 23 Rough terrain cranes Specialized construction equipment Parts Railroad Construction Refineries Municipality Equipment replacement cycle in small tonnage flexible cranes for refinery market More efficient product offering across end markets

EXPERIENCED MANAGEMENT TEAM

David Langevin, Chairman & CEO

20+ years principally with Terex

David Gransee, CFO & Treasurer

Formerly with Arthur Andersen, 15+ years with Eon Labs (formerly listed)

Michael Schneider, SVP – Financial Operations

Formerly with Ernst & Young, 20+ years in financial operations Scott Rolston, SVP Strategic Planning 13+ years principally with Manitowoc Steve Kiefer, SVP Sales and Marketing 25+ years principally with Eaton Corp. and Hendrickson International Jim Peterson, SVP Operations 35+ years in manufacturing operations Luigi Fucili, CEO PM Group 10+ years principally with PM Group NASDAQ : MNTX 24

MANITEX INTERNATIONAL, INC.

(NASDAQ: MNTX)

May 2017

David Langevin,CEO

708-237-2060

dlangevin@manitex.com

Peter Seltzberg, IR

Darrow Associates, Inc.

516-419-9915

pseltzberg@darrowir.com